Exhibit 32.1


Certification of Chief Executive and Chief Financial Officer of
Earth Sciences, Inc. Pursuant to 18 U.S.C. Section 1350


We, Michael D. Durham and Mark H. McKinnies, certify that:

In connection with the Quarterly Report on Form 10-QSB for the period ended June 30, 2003 of ADA-ES, Inc. (the "Company) for as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. Durham, Chief Executive Officer and I, Mark H. McKinnies Chief Financial Officer of the Company, to the best of our knowledge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 6, 2003                          /s/ Michael D. Durham
                                              ----------------------
                                                 Michael D. Durham
                                      President and Chief Executive Officer

Date:  August 6, 2003                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                             Chief Financial Officer